SMITH BARNEY INVESTMENT TRUST
On behalf of the Mid Cap Core Fund


Supplement dated March 7, 2001
to the Prospectus dated March 29, 2000,
as amended August 21, 2000


Susan Kempler, investment officer of the manager and managing director of Salomon Smith Barney, is responsible for the day-to-day co-management of the fund's portfolio. Ms. Kempler has more than 14 years of securities business experience. Prior to December
1997, she was a Portfolio Manager at U.S. Trust;
prior to that she was an analyst at Morgan Stanley.


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